EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Blue Chip ETF	268461365	BCHP

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.emergingglobaladvisors.com/etfliterature.cfm. You can also get this information at no cost by calling 1-888-800-4347 or by sending an e-mail request to info@egshares.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 28, 2014, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
April 22, 2014

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
SUMMARY PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

EGShares Blue Chip ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Developed Markets Blue Chip EM Access Index (the “Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-l) Fees (1)	0.00%
Total Annual Fund Operating Expenses (2)	0.60%

(1)      The Fund does not anticipate that it will incur any 12b-1 fees during its first year of operations.

(2)      Emerging Global Advisors, LLC (“EGA”) pays all of the expenses of the Fund, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, and litigation expenses, and other extraordinary or merger expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), of companies included in the Underlying Index. ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

The Underlying Index is an evenly weighted equity index comprised of 30 companies that (i) are well established, widely recognized and among the market leaders in their respective sectors; (ii) are domiciled and publicly traded in developed market countries (including the United States); (iii) have, as of the Underlying Index’s most recent constitution, a U.S. Dollar equivalent market capitalization of at least $2 billion (based on then-current exchange rates); and (iv) have measurable revenue from developing market countries, which includes both emerging markets and frontier economies.  Under normal circumstances, the Fund will invest at least 80% of its net assets in companies included in the Underlying Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

Emerging Global Advisors, LLC (“EGA”), the investment adviser to the Fund, intends to replicate the constituent securities of the Underlying Index as closely as possible using U.S. common stocks, ordinary local shares, ADRs or GDRs. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, EGA may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities (including common shares traded on local exchanges, ADRs and GDRs) of well established, widely recognized companies that are among the market leaders in their respective sectors (i.e., “blue chip companies”).

The Fund may concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As currently constituted, the Underlying Index (and therefore the Fund) is likely to be concentrated in the consumer staples industry and in the consumer discretionary industry. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Investment Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index.  In addition, if the Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per Share value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”), which could result in the market prices for Shares deviating from NAV.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the Underlying Index, as well as generate capital gains taxes.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

Consumer Staples and Consumer Discretionary Concentration The consumer staples and consumer discretionary industries depend heavily on disposable household income and consumer spending. Companies in the consumer staples industry and/or the consumer discretionary industry may be subject to severe competition, which may also have an adverse impact on their profitability. The consumer staples and consumer discretionary industries may be strongly affected by short term social trends, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies represented in the Underlying Index. In addition, tobacco companies in the consumer staples industry may be adversely affected by new laws, regulation and litigation.

Foreign Investment The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Although companies included in the Underlying Index are domiciled in developed market countries, the Fund has material indirect access to developing markets, which include emerging markets and frontier economies, because such companies have measurable revenue exposure to developing markets. The risks associated with foreign investments may be more pronounced in developing markets.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Mid Cap Companies Mid cap companies (i.e., those with a U.S. Dollar equivalent market capitalization of between $2 - $10 billion) may have greater volatility in price than the stocks of large capitalization companies due to more limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Passive Management Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security were removed from the Underlying Index.

Issuer-Specific Changes The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transactions In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations as of the date of this Prospectus.

Management

           Investment Adviser

           Emerging Global Advisors, LLC

           Portfolio Manager

           Richard C. Kang is the lead portfolio manager for the Fund and will be responsible for the day-to-day management of the Fund’s portfolio when it commences investment operations. Mr. Kang has managed the Fund since its commencement of operations in 2014.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (i.e., at a premium) or less than NAV (i.e., at a discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally would be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EGA Emerging Global Shares Trust
To view the Fund’s statutory prospectus or
statement of additional information online
visit: http://www.emergingglobaladvisors.com/etfliterature.cfm